Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,692,729.00
Previously Paid Amount	2,172.80
Total Fee Amount	2,995.77
Total Offset Amount	0.00
Net Fee	$ 822.97